UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682

(State or other	(Commission File Number)	(IRS Employer Identification No.)
jurisdiction of incorporation)

111 St. Clair Avenue West Toronto, Ont., Canada	M5W 1K3

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 567-3776

(Former name or former address, if changed since last report)

ITEM 12. Results of Operations and Financial Condition.

     On July 22, 2004, Imperial Oil Limited (the “Company”) by means of a press release disclosed information relating to the Company’s financial condition and results of operations for the fiscal quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: July 27, 2004
By: /s/ Paul A. Smith

	Name:	Paul A. Smith
Title: Controller and Senior Vice-President, Finance and Administration
Date: July 27, 2004
By: /s/ Marilyn Henderson

	Name:	Marilyn Henderson
	Title:	Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release of the Company on July 22, 2004 disclosing information relating to the Company’s financial condition and results of operations for the fiscal quarter ended June 30, 2004